Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2014	2015	2016	2017
Year ended December 31:
Total fee revenue	$8,010	$8,278	$8,116	$8,905
Net interest income	2,260	2,088	2,084	2,304
Gains (losses) from sales of available-for-sale securities, net	4	(6)	7	(39)
Total revenue	10,274	10,360	10,207	11,170
Provision for loan losses	10	12	10	2
Total expenses	7,827	8,050	8,077	8,269
Income before income tax expense	2,437	2,298	2,120	2,899
Income tax expense (benefit)	415	318	(22)	722
Net income (loss) from non-controlling interest	—	—	1	—
Net income	2,022	1,980	2,143	2,177
Net income available to common shareholders	$1,958	$1,848	$1,968	$1,993
Per Common Share:
Diluted earnings per common share	$4.53	$4.47	$4.97	$5.24
Average diluted common shares outstanding	432,007	413,638	396,090	380,213
Cash dividends declared per common share	$1.16	$1.32	$1.44	$1.60
Closing price per share of common stock (at quarter end)	78.50	66.36	77.72	97.61
Balance Sheet, as of December 31:
Investment securities	$112,636	$100,022	$97,167	$97,579
Average total interest-earning assets	209,054	220,456	199,184	191,235
Total assets	274,089	245,155	242,698	238,425
Deposits	209,040	191,627	187,163	184,896
Long-term debt	10,012	11,497	11,430	11,620
Total shareholders' equity	21,328	21,103	21,219	22,317
Ratios and Other Metrics:
Return on average common equity	9.8%	9.8%	10.5%	10.6%
Pre-tax margin (GAAP-basis)	23.7	22.2	20.8	26.0
Pre-tax margin (historical Operating-basis)(1)	30.0	29.1	27.1	31.4
Net interest margin, fully taxable-equivalent basis	1.16	1.03	1.13	1.29
Common equity tier 1 ratio(2)	12.4	12.5	11.7	12.3
Tier 1 capital ratio(2)	14.5	15.3	14.8	15.5
Total capital ratio(2)	16.4	17.4	16.0	16.5
Tier 1 leverage ratio(2)	6.3	6.9	6.5	7.3
Supplementary leverage ratio(2)	5.6	6.2	5.9	6.5
Assets under custody and administration (in trillions)	$28.19	$27.51	$28.77	$33.12
Assets under management (in trillions)	2.45	2.25	2.47	2.78

(1) Refer to Reconciliations of Non-GAAP Financial Information page for details on non-GAAP metrics.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. See Reconciliation of Fully Phased-In Capital Ratios for details of reconciliations between these ratios and our fully phased-in ratios. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, Tier 1 and Total capital numbers.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters						% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	2Q18 vs. 2Q17		2Q18 vs. 1Q18
Income Statement
Fee revenue(1)	$2,198	$2,235	$2,242	$2,230	$2,378	$2,358	5.5%		(0.8)%
Net interest income(1)	510	575	603	616	643	659	14.6		2.5
Gains (losses) from sales of available-for-sale securities, net	(40)	—	1	—	(2)	9	—		nm
Total revenue	2,668	2,810	2,846	2,846	3,019	3,026	7.7		0.2
Provision for loan losses	(2)	3	3	(2)	—	2	(33.3)		—
Total expenses(2)	2,086	2,031	2,021	2,131	2,256	2,159	6.3		(4.3)
Income before income tax expense	584	776	822	717	763	865	11.5		13.4
Income tax expense	82	156	137	347	102	131	(16.0)		28.4
Net income	502	620	685	370	661	734	18.4		11.0
Net income available to common shareholders	$446	$584	$629	$334	$605	$698	19.5		15.4
Per Common Share:
Diluted earnings per common share	$1.15	$1.53	$1.66	$.89	$1.62	$1.88	22.9		16.0
Average diluted common shares outstanding (in thousands)	386,417	380,915	378,518	375,477	372,619	370,410	(2.8)		(0.6)
Cash dividends declared per common share	$.38	$.38	$.42	$.42	$.42	$.42	10.5		—
Closing price per share of common stock (as of quarter end)	79.61	89.73	95.54	97.61	99.73	93.09	3.7		(6.7)
At quarter-end:
Total assets	$236,802	$238,274	$235,986	$238,425	$250,286	248,308	4.2		(0.8)
Investment securities	94,639	95,255	93,088	97,579	85,462	86,942	(8.7)		1.7
Deposits	183,465	181,416	179,263	184,896	191,517	186,663	2.9		(2.5)
Long-term debt	11,394	11,737	11,716	11,620	10,944	10,387	(11.5)		(5.1)
Total shareholders' equity	21,294	22,068	22,497	22,317	22,399	22,571	2.3		0.8
Securities On Loan:
Average securities on loan	$368	$384	$383	$397	$397	$406	5.7		2.3
End-of-period securities on loan	378	376	385	389	405	404	7.4		(0.2)
Ratios and Other Metrics:
Return on average common equity	9.9%	12.6%	13.0%	6.9%	12.8%	14.7%	210	bps	190	bps
Pre-tax margin (GAAP-basis)	21.9	27.6	28.9	25.2	25.3	28.6	100		330
Pre-tax margin (historical Operating-basis, excluding repositioning charges)(3)	26.1	33.3	32.9	33.1	27.4	33.0%	(30)		560
Net interest margin, fully taxable-equivalent basis	1.17	1.27	1.35	1.38	1.40	1.46	19		6
Common equity tier 1 ratio(4)	11.2	12.0	12.6	12.3	12.1	12.4	40		30
Tier 1 capital ratio(4)	14.4	15.1	15.8	15.5	15.4	15.7	60		30
Total capital ratio(4)	15.4	16.2	16.9	16.5	16.3	16.4	20		10
Tier 1 leverage ratio(4)	6.8	7.0	7.4	7.3	6.9	7.1	10		20
Supplementary leverage ratio(4)	6.1	6.2	6.5	6.5	6.0	6.2	—		20
Assets under custody and administration (in billions)	$29,833	$31,037	$32,110	$33,119	$33,284	$33,867	9.1%		1.8%
Assets under management (in billions)	2,561	2,606	2,673	2,782	2,729	2,723	4.5		(0.2)

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation. No other prior periods were revised.

(2) 2Q18 includes repositioning charges of approximately $77 million, including approximately $61 million within Compensation and employee benefits expense and $16 million with Occupancy expense.
(3) Refer to Reconciliations of Non-GAAP Financial Information page for details on non-GAAP metrics.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. See Reconciliation of Fully Phased-In Capital Ratios for details of reconciliations between these ratios and our fully phased-in ratios. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, Tier 1 and Total capital numbers.

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STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	2Q18 vs. 2Q17	2Q18 vs. 1Q18	2Q17	2Q18	YTD 2Q18 vs. YTD 2Q17
Reported Results
Fee revenue:
Servicing fees	$1,296	$1,339	$1,351	$1,379	$1,421	$1,381	3.1%	(2.8)%	$2,635	$2,802	6.3%
Management fees	382	397	419	418	472	465	17.1	(1.5)	779	937	20.3
Trading services:
Total foreign exchange trading(1)	164	178	150	149	181	194	9.0	7.2	342	375	9.6
Total brokerage and other trading services	111	111	109	99	123	121	9.0	(1.6)	222	244	9.9
Total trading services	275	289	259	248	304	315	9.0	3.6	564	619	9.8
Securities finance	133	179	147	147	141	154	(14.0)	9.2	312	295	(5.4)
Processing fees and other(2)	112	31	66	38	40	43	38.7	7.5	143	83	(42.0)
Total fee revenue(2)	2,198	2,235	2,242	2,230	2,378	2,358	5.5	(0.8)	4,433	4,736	6.8
Net interest income:
Interest income	650	700	761	797	857	907	29.6	5.8	1,350	1,764	30.7
Interest expense(2)	140	125	158	181	214	248	98.4	15.9	265	462	74.3
Net interest income(2)	510	575	603	616	643	659	14.6	2.5	1,085	1,302	20.0
Gains (losses) related to investment securities, net:
Gains (losses) from sales of available-for-sale securities, net	(40)	—	1	—	(2)	9	—	nm	(40)	7	nm
Total revenue	2,668	2,810	2,846	2,846	3,019	3,026	7.7	0.2	5,478	6,045	10.4
Provision for loan losses	(2)	3	3	(2)	—	2	(33.3)	—	1	2	100.0
Expenses:
Compensation and employee benefits(3)	1,166	1,071	1,090	1,067	1,249	1,125	5.0	(9.9)	2,237	2,374	6.1
Information systems and communications	287	283	296	301	315	321	13.4	1.9	570	636	11.6
Transaction processing services	197	207	215	219	242	246	18.8	1.7	404	488	20.8
Occupancy(3)	110	116	118	117	120	124	6.9	3.3	226	244	8.0
Acquisition and restructuring costs	29	71	33	133	—	—	(100.0)	—	100	—	(100.0)
Other	297	283	269	294	330	343	21.2	3.9	580	673	16.0
Total expenses(4)	2,086	2,031	2,021	2,131	2,256	2,159	6.3	(4.3)	4,117	4,415	7.2
Income before income tax expense	584	776	822	717	763	865	11.5	13.4	1,360	1,628	19.7
Income tax expense	82	156	137	347	102	131	(16.0)	28.4	238	233	(2.1)
Net income	$502	$620	$685	$370	$661	$734	18.4	11.0	$1,122	$1,395	24.3

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters						% Change				Year-to-Date
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	2Q18 vs. 2Q17		2Q18 vs. 1Q18		2Q17	2Q18	YTD 2Q18 vs. YTD 2Q17
Adjustments to net income:
Dividends on preferred stock	$(55)	$(36)	$(55)	$(36)	$(55)	$(36)	—%		(34.5)%		$(91)	$(91)	—%
Earnings allocated to participating securities	(1)	—	(1)	—	(1)	—	—		(100.0)		(1)	(1)	—
Net income available to common shareholders	$446	$584	$629	$334	$605	$698	19.5		15.4		$1,030	$1,303	26.5
Earnings per common share:
Basic	$1.17	$1.56	$1.69	$.91	$1.65	$1.91	22.4		15.8		$2.72	$3.55	30.5
Diluted	1.15	1.53	1.66	.89	1.62	1.88	22.9		16.0		2.69	3.51	30.5
Average common shares outstanding:
Basic	381,224	375,395	372,765	369,934	367,439	365,619	(2.6)		(0.5)		378,293	366,524	(3.1)
Diluted	386,417	380,915	378,518	375,477	372,619	370,410	(2.8)		(0.6)		383,489	371,415	(3.1)
Cash dividends declared per common share	$.38	$.38	$.42	$.42	$.42	$.42	10.5		—		$.76	$.84	10.5
Closing price per share of common stock (as of quarter end)	79.61	89.73	95.54	97.61	99.73	93.09	3.7		(6.7)		89.73	93.09	3.7
Financial ratios:
Return on average common equity	9.9%	12.6%	13.0%	6.9%	12.8%	14.7%	210	bps	190	bps	11.3%	13.7%	240	bps
Return on tangible common equity(5)	16.0	17.3	18.0	16.7	20.1	21.1	380		100		17.3	21.1	380
Pre-tax margin (GAAP-basis)	21.9	27.6	28.9	25.2	25.3	28.6	100		330		24.8	26.9	210
Pre-tax margin (historical Operating-basis, excluding repositioning charges)(6)	26.1	33.3	32.9	33.1	27.4	33.0%	(30)		560		29.8	30.2	40
Effective tax rate(7)	14.0	20.1	16.7	48.4	13.5	15.1	(500)		160		17.5%	14.3	(320)

(1) We calculate revenue for indirect foreign exchange using an attribution methodology. This methodology takes into consideration estimated effective mark-ups/downs and observed client volumes. Direct sales and trading revenue is total foreign exchange trading revenue excluding the revenue attributed to indirect foreign exchange.

(2) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation. No other prior periods were revised.

(3) 2Q18 includes repositioning charges of approximately $77 million, including approximately $61 million within Compensation and employee benefits expense and $16 million with Occupancy expense. Excluding the impact of the repositioning charge, Compensation and employee benefit expense decreased 1% from 1Q18 to 2Q18.

(4)Excluding the impact of foreign currency translation of $21 million relative to 2Q17, and the impact of the new revenue recognition accounting standard of approximately $70 million in 2Q18, 2Q18 Total expenses grew 2% over 2Q17.  Excluding the impact of seasonal deferred compensation and payroll taxes of $148 million in 1Q18 and the $77 million repositioning charge in 2Q18, Total expenses declined 1% in 2Q18 relative to 1Q18.

(5) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by tangible common equity.
(6) Refer to Reconciliations of Non-GAAP Financial Information pages for details on non-GAAP basis metrics.
(7) As a result of the enactment of the Tax Cuts and Jobs Act, the fourth-quarter of 2017 included a one-time estimated net cost of $250 million. The GAAP-basis effective tax rate for the fourth-quarter of 2017 excluding this one-time cost was 13.2%.

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STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	Quarters						% Change
(Dollars in millions, except per share amounts)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	2Q18 vs. 2Q17	2Q18 vs. 1Q18
Assets:
Cash and due from banks	$2,909	$3,156	$3,939	$2,107	$2,546	$3,886	23.1%	52.6%
Interest-bearing deposits with banks	66,789	63,617	60,956	67,227	79,418	76,366	20.0	(3.8)
Securities purchased under resale agreements	2,181	3,172	3,465	3,241	5,136	3,583	13.0	(30.2)
Trading account assets	945	896	1,135	1,093	1,178	1,160	29.5	(1.5)
Investment securities:
Investment securities available-for-sale	58,810	59,025	56,238	57,121	44,304	47,348	(19.8)	6.9
Investment securities held-to-maturity(1)	35,829	36,230	36,850	40,458	41,158	39,594	9.3	(3.8)
Total investment securities	94,639	95,255	93,088	97,579	85,462	86,942	(8.7)	1.7
Loans and leases, net(2)	22,486	24,307	23,581	23,240	29,528	24,069	(1.0)	(18.5)
Premises and equipment, net(3)	2,101	2,137	2,167	2,186	2,194	2,189	2.4	(0.2)
Accrued interest and fees receivable	2,690	2,805	3,043	3,099	3,183	3,086	10.0	(3.0)
Goodwill	5,855	5,945	5,997	6,022	6,068	5,973	0.5	(1.6)
Other intangible assets	1,710	1,693	1,658	1,613	1,578	1,500	(11.4)	(4.9)
Other assets	34,497	35,291	36,957	31,018	33,995	39,554	12.1	16.4
Total assets	$236,802	$238,274	$235,986	$238,425	$250,286	$248,308	4.2	(0.8)
Liabilities:
Deposits:
Non-interest-bearing	$56,786	$50,957	$49,850	$47,175	$57,025	$52,316	2.7	(8.3)
Interest-bearing -- U.S.	26,746	24,438	49,394	50,139	55,094	57,407	134.9	4.2
Interest-bearing -- Non-U.S.	99,933	106,021	80,019	87,582	79,398	76,940	(27.4)	(3.1)
Total deposits	183,465	181,416	179,263	184,896	191,517	186,663	2.9	(2.5)
Securities sold under repurchase agreements	4,003	3,856	3,867	2,842	2,020	3,088	(19.9)	52.9
Other short-term borrowings	1,177	1,465	1,253	1,144	1,066	1,103	(24.7)	3.5
Accrued expenses and other liabilities	15,469	17,732	17,390	15,606	22,340	24,496	38.1	9.7
Long-term debt	11,394	11,737	11,716	11,620	10,944	10,387	(11.5)	(5.1)
Total liabilities	215,508	216,206	213,489	216,108	227,887	225,737	4.4	(0.9)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	491	491	—	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	728	728	728	728	728	728	—	—
Series F, 7,500 shares issued and outstanding	742	742	742	742	742	742	—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	—	—
Common stock, $1 par, 750,000,000 shares authorized(4)	504	504	504	504	504	504	—	—
Surplus	9,796	9,803	9,803	9,799	9,796	9,820	0.2	0.2
Retained earnings	17,762	18,202	18,675	18,856	19,311	19,856	9.1	2.8
Accumulated other comprehensive income (loss)	(1,805)	(1,270)	(984)	(1,009)	(1,074)	(1,488)	17.2	38.5
Treasury stock, at cost(5)	(8,159)	(8,367)	(8,697)	(9,029)	(9,334)	(9,317)	11.4	(0.2)
Total shareholders' equity	21,294	22,068	22,497	22,317	22,399	22,571	2.3	0.8
Total liabilities and equity	$236,802	$238,274	$235,986	$238,425	$250,286	$248,308	4.2	(0.8)

	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18
(1) Fair value of investment securities held-to-maturity	$35,694	$36,169	$36,836	$40,255	$40,483	$38,805
(2) Allowance for loan losses	51	54	58	54	54	55
(3) Accumulated depreciation for premises and equipment	3,463	3,611	3,750	3,881	4,005	3,999
(4) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(5) Treasury stock shares	127,520,264	129,773,003	133,038,955	136,229,784	138,472,445	138,052,038

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
     The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 35% for periods ending in 2017 and a tax rate of 21% for periods ending in 2018, adjusted for applicable state income taxes, net of related federal benefit. Refer to Reconciliations of Operating-Basis (Non-GAAP) Financial Information within this package for reconciliations of GAAP-basis to fully taxable-equivalent basis net interest income for each of the periods shown below.

	Quarters												% Change
	1Q17		2Q17		3Q17		4Q17		1Q18		2Q18		2Q18 vs. 2Q17	2Q18 vs. 1Q18
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$48,893	0.28%	$53,146	0.31%	$45,513	0.40%	$42,597	0.55%	$51,492	0.64%	$55,180	0.66%	3.8%	7.2%
Securities purchased under resale agreements(2)	2,056	9.07	2,352	11.77	2,167	13.53	1,950	15.25	2,872	10.89	2,474	13.20	5.2	(13.9)
Trading account assets	914	—	941	—	991	—	1,194	—	1,138	—	1,139	—	21.0	0.1
Investment securities
U.S. Treasury and federal agencies
Direct obligations	21,705	1.53	19,421	1.60	18,091	1.66	17,586	1.68	17,183	1.67	16,627	1.69	(14.4)	(3.2)
Mortgage-and asset-backed securities	23,710	2.18	23,013	2.27	23,160	2.27	26,441	2.31	28,307	2.59	31,064	2.70	35.0	9.7
State and political subdivisions	10,314	3.83	9,914	3.77	9,976	3.79	9,515	3.82	8,622	3.23	6,739	3.48	(32.0)	(21.8)
Other investments
Asset-backed securities	22,609	1.49	23,367	1.56	23,866	1.64	21,727	1.65	19,543	1.78	12,471	2.24	(46.6)	(36.2)
Collateralized mortgage-backed securities and obligations	3,939	2.71	3,780	2.72	3,394	2.78	2,608	2.75	2,088	2.07	1,492	2.95	(60.5)	(28.5)
Money market mutual funds	360	0.37	322	—	385	0.64	416	0.72	—	—	—	—	(100.0)	—
Other debt investments and equity securities	14,582	1.34	14,820	1.27	16,439	1.24	17,672	1.25	19,619	1.25	17,967	1.31	21.2	(8.4)
Total investment securities	97,219	1.94	94,637	1.97	95,311	1.99	95,965	2.01	95,362	2.03	86,360	2.21	(8.7)	(9.4)
Loans and leases	20,139	2.17	21,070	2.31	22,843	2.49	23,566	2.46	23,959	2.68	23,622	2.93	12.1	(1.4)
Other interest-earning assets	22,619	0.62	23,141	0.76	23,091	1.18	22,681	1.32	17,733	1.78	17,397	2.36	(24.8)	(1.9)
Total interest-earning assets	191,840	1.47	195,287	1.52	189,916	1.68	187,953	1.77	192,556	1.85	186,172	1.99	(4.7)	(3.3)
Cash and due from banks	2,608		3,833		3,098		2,848		3,081		3,978		3.8	29.1
Other assets	24,761		24,797		25,355		25,547		31,233		33,939		36.9	8.7
Total assets	$219,209		$223,917		$218,369		$216,348		$226,870		$224,089		0.1	(1.2)
Liabilities:
Interest-bearing deposits:
U.S.	$25,928	0.50%	$25,770	0.38%	$25,767	0.32%	$44,873	0.17%	$48,638	0.28%	$50,276	0.37%	95.1	3.4
Non-U.S.(3)	94,990	0.05	99,389	(0.04)	96,189	0.07	77,327	0.24	78,582	0.15	76,307	0.23	(23.2)	(2.9)
Total interest-bearing deposits(3)	120,918	0.15	125,159	0.05	121,956	0.13	122,200	0.22	127,220	0.15	126,583	0.28	1.1	(0.5)
Securities sold under repurchase agreements(4)	3,894	—	4,028	—	3,974	0.07	2,843	—	2,617	0.16	2,641	0.92	(34.4)	0.9
Federal funds purchased	—	—	2	—	—	—	—	—	—	—	—	—	(100.0)	—
Other short-term borrowings	1,341	0.63	1,322	0.80	1,277	0.81	1,311	0.96	1,255	1.09	1,320	1.25	(0.2)	5.2
Long-term debt	11,421	2.56	11,515	2.61	11,766	2.67	11,674	2.79	11,412	3.37	10,649	3.66	(7.5)	(6.7)
Other interest-bearing liabilities	5,240	1.63	5,355	2.44	4,063	3.70	3,791	3.10	5,260	3.87	4,994	4.17	(6.7)	(5.1)
Total interest-bearing liabilities	142,814	0.40	147,381	0.34	143,036	0.44	141,819	0.51	147,764	0.59	146,187	0.68	(0.8)	(1.1)
Non-interest bearing deposits	44,249		42,244		39,685		38,889		37,790		36,212		(14.3)	(4.2)
Other liabilities	10,626		12,441		13,294		13,117		18,942		19,455		56.4	2.7
Preferred shareholders' equity	3,197		3,197		3,197		3,197		3,197		3,197		—	—
Common shareholders' equity	18,323		18,654		19,157		19,326		19,177		19,039		2.1	(0.7)
Total liabilities and shareholders' equity	$219,209		$223,917		$218,369		$216,348		$226,870		$224,090		0.1	(1.2)
Excess of rate earned over rate paid		1.07%		1.18%		1.24%		1.26%		1.26%		1.31%
Net interest margin		1.17%		1.27%		1.35%		1.38%		1.40%		1.46%
Net interest income, fully taxable-equivalent basis		$553		$617		$645		$656		$664		$677
Tax-equivalent adjustment		(43)		(42)		(42)		(40)		(21)		(18)
Net interest income, GAAP-basis(3)		$510		$575		$603		$616		$643		$659

(1) Rates earned/paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.
(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $31 billion, $33 billion, $30 billion and $31 billion for the first, second, third and fourth quarters of 2017, respectively, and approximately $32 billion and $31 billion in the first and second quarters of 2018, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.56%, 0.79%, 0.92%, and 0.90% for the first, second, third and fourth quarters of 2017 and approximately 0.89% and 0.98% for the first and second quarters of 2018, respectively.

(3) Average rate includes the impact of FX swap expense of approximately $32 million, $13 million, $39 million and $57 million for the first, second, third and fourth quarters of 2017 and $34 million and $42 million for the first and second quarters of 2018, respectively. The first quarter of 2018 includes approximately $15 million of swap costs that were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were 0.04%, 0.00%, 0.00% and 0.03% for the first, second, third, and fourth quarters of 2017 and 0.09% and 0.15% for the first and second quarters of 2018, respectively.

(4) Interest for each period shown was less than $1 million representing average interest rates of 0.03%, 0.04% and 0.06% for the first, second and fourth quarters of 2017, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE
     The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 35% for periods ending in 2017 and a tax rate of 21% for periods ending in 2018, adjusted for applicable state income taxes, net of related federal benefit. Refer to Reconciliations of Operating-Basis (Non-GAAP) Financial Information within this package for reconciliations of GAAP-basis to fully taxable-equivalent basis net interest income for each of the periods shown below.

	Year-to-Date
	2017		2018		% Change
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	2018 vs. 2017
Assets:
Interest-bearing deposits with banks	$51,031	0.30%	$53,346	0.65%	4.5%
Securities purchased under resale agreements(2)	2,205	10.52	2,672	11.97	21.2
Trading account assets	928	(0.13)	1,138	—	22.6
Investment securities
U.S. Treasury and federal agencies
Direct obligations	20,557	1.56	16,904	1.68	(17.8)
Mortgage-and asset-backed securities	23,359	2.22	29,693	2.64	27.1
State and political subdivisions	10,113	3.80	7,675	3.34	(24.1)
Other investments
Asset-backed securities	22,990	1.52	15,988	1.96	(30.5)
Collateralized mortgage-backed securities and obligations	3,860	2.72	1,788	2.44	(53.7)
Money market mutual funds	340	0.43	—	—	(100.0)
Other debt investments and equity securities	14,702	1.30	18,788	1.28	27.8
Total investment securities	95,921	1.95	90,836	2.12	(5.3)
Loans and leases	20,607	2.25	23,790	2.80	15.4
Other interest-earning assets	22,882	0.69	17,564	2.07	(23.2)
Total interest-earning assets	193,574	1.49	189,346	1.92	(2.2)
Cash and due from banks	3,224		3,532		9.6
Other assets	24,779		32,594		31.5
Total assets	$221,577		$225,472		1.8
Liabilities:
Interest-bearing deposits:
U.S.	$25,849	0.44	49,461	0.33	91.3
Non-U.S.	97,201	—	77,438	0.19	(20.3)
Total interest-bearing deposits	123,050	0.09	126,899	0.24	3.1
Securities sold under repurchase agreements	3,961	0.04	2,629	0.54	(33.6)
Federal funds purchased	1	0.91	—	—	(100.0)
Other short-term borrowings	1,332	0.71	1,287	1.17	(3.4)
Long-term debt	11,469	2.58	11,029	3.51	(3.8)
Other interest-bearing liabilities	5,298	2.04	5,126	4.02	(3.2)
Total interest-bearing liabilities	145,110	0.37	146,970	0.63	1.3
Non-interest bearing deposits	43,241		36,997		(14.4)
Other liabilities	11,539		19,200		66.4
Preferred shareholders' equity	3,197		3,197		—
Common shareholders' equity	18,489		19,108		3.3
Total liabilities and shareholders' equity	$221,576		$225,472		1.8
Excess of rate earned over rate paid		1.12%		1.29%
Net interest margin		1.22%		1.43%
Net interest income, fully taxable-equivalent basis		$1,169		$1,340
Tax-equivalent adjustment		(84)		(38)
Net interest income, GAAP-basis		$1,085		$1,302

(1) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $32 billion and $32 billion as of June 30, 2017 and 2018, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.68% and 0.93% for the six months ended June 30, 2017 and 2018, respectively.

(2) Average rates include the impact of FX swap expense of approximately $45 million and $76 million for the six months ended June 30, 2017 and 2018, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND ADMINISTRATION

	Quarters						% Change
(Dollars in billions)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	2Q18 vs. 2Q17	2Q18 vs. 1Q18
Assets Under Custody and Administration
By Product Classification:
Mutual funds	$7,033	$7,123	$7,394	$7,603	$7,503	$8,548	20.0%	13.9%
Collective funds, including ETFs	8,024	8,560	9,190	9,707	9,908	9,615	12.3	(3.0)
Pension products	5,775	5,937	6,571	6,704	6,802	6,808	14.7	0.1
Insurance and other products	9,001	9,417	8,955	9,105	9,071	8,896	(5.5)	(1.9)
Total Assets Under Custody and Administration	$29,833	$31,037	$32,110	$33,119	$33,284	$33,867	9.1	1.8
By Financial Instrument(1):
Equities	$17,041	$17,859	$18,423	$19,214	$19,198	$19,475	9.0	1.4
Fixed-income	9,300	9,560	9,883	10,070	10,186	10,189	6.6	—
Short-term and other investments	3,492	3,618	3,804	3,835	3,900	4,203	16.2	7.8
Total Assets Under Custody and Administration	$29,833	$31,037	$32,110	$33,119	$33,284	$33,867	9.1	1.8
By Geographic Location(2):
North America	$22,361	$23,020	$23,675	$24,418	$24,336	$24,989	8.6	2.7
Europe/Middle East/Africa	5,979	6,464	6,806	7,028	7,211	7,134	10.4	(1.1)
Asia/Pacific	1,493	1,553	1,629	1,673	1,737	1,744	12.3	0.4
Total Assets Under Custody and Administration	$29,833	$31,037	$32,110	$33,119	$33,284	$33,867	9.1	1.8
Assets Under Custody(3)
By Product Classification:
Mutual funds	$6,499	$6,577	$6,818	$6,998	$6,894	$7,950	20.9	15.3
Collective funds, including ETFs	6,601	7,107	7,638	8,091	8,189	7,602	7.0	(7.2)
Pension products	5,212	5,399	5,480	5,606	5,682	5,703	5.6	0.4
Insurance and other products	4,193	4,279	4,304	4,325	4,281	4,160	(2.8)	(2.8)
Total Assets Under Custody	$22,505	$23,362	$24,240	$25,020	$25,046	$25,415	8.8	1.5
By Geographic Location(2):
North America	$17,747	$18,223	$18,691	$19,276	$19,131	$19,545	7.3	2.2
Europe/Middle East/Africa	3,635	3,969	4,323	4,487	4,617	4,557	14.8	(1.3)
Asia/Pacific	1,123	1,170	1,226	1,257	1,298	1,313	12.2	1.2
Total Assets Under Custody	$22,505	$23,362	$24,240	$25,020	$25,046	$25,415	8.8	1.5

(1) Certain previously reported amounts have been reclassified to conform to current period presentation.
(2) Geographic mix is based on the location at which the assets are serviced.
(3) Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters						% Change
(Dollars in billions)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	2Q18 vs. 2Q17	2Q18 vs. 1Q18
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$77	$82	$95	$95	$94	$92	12.2%	(2.1)%
Passive	1,482	1,512	1,545	1,650	1,576	1,575	4.2	(0.1)
Total Equity	1,559	1,594	1,640	1,745	1,670	1,667	4.6	(0.2)
Fixed-Income:
Active	69	71	73	77	79	79	11.3	—
Passive	312	327	325	337	354	358	9.5	1.1
Total Fixed-Income	381	398	398	414	433	437	9.8	0.9
Cash(1)	335	334	347	330	336	333	(0.3)	(0.9)
Multi-Asset-Class Solutions:
Active	19	18	18	18	18	18	—	—
Passive	113	113	117	129	128	126	11.5	(1.6)
Total Multi-Asset-Class Solutions	132	131	135	147	146	144	9.9	(1.4)
Alternative Investments(2):
Active	26	27	24	23	23	22	(18.5)	(4.3)
Passive	128	122	129	123	121	120	(1.6)	(0.8)
Total Alternative Investments	154	149	153	146	144	142	(4.7)	(1.4)
Total Assets Under Management	$2,561	$2,606	$2,673	$2,782	$2,729	$2,723	4.5	(0.2)
By Geographic Location(3):
North America	$1,772	$1,802	$1,845	$1,931	$1,885	$1,897	5.3	0.6
Europe/Middle East/Africa	486	496	510	521	511	495	(0.2)	(3.1)
Asia/Pacific	303	308	318	330	333	331	7.5	(0.6)
Total Assets Under Management	$2,561	$2,606	$2,673	$2,782	$2,729	$2,723	4.5	(0.2)

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares ETF and SPDR® Long Dollar Gold Trust ETF. State Street is not the investment manager for SPDR® Gold Shares ETF and SPDR® Long Dollar Gold Trust ETF, but acts as marketing agent.

(3) Geographic mix is based on client location or fund management location.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments	$46	$46	$48	$48	$48	$46	—%	(4.2)%
Cash	2	2	2	2	3	3	50.0	—
Equity	457	460	478	531	513	524	13.9	2.1
Fixed-Income	53	58	61	63	65	66	13.8	1.5
Total Exchange-Traded Funds	$558	$566	$589	$644	$629	$639	12.9	1.6

(1) Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

June 30, 2018	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Book Value(1)	Book Value (% Total)	Net Unrealized After-tax MTM Gain/(Loss) (In millions)(2)	Fixed Rate/ Floating Rate
Government & agency securities	53%	14%	19%	8%	4%	—%	2%	$30.1	34.6%	$(202)	100% / 0%
Asset-backed securities	—	67	27	2	3	1	—	11.8	13.5	73	0% / 100%
Student loans	—	38	54	2	5	1	—	4.4	37.2	31
Credit cards	—	100	—	—	—	—	—	1.8	15.3	(16)
Auto & equipment	—	75	24	1	—	—	—	0.8	6.8	1
Non-U.S. residential mortgage backed securities	—	77	14	5	2	2	—	3.3	28.0	55
Collateralized loan obligation	—	100	—	—	—	—	—	1.3	11.0	2
Other	—	28	72	—	—	—	—	0.2	1.7	—
Mortgage-backed securities	99	—	—	—	1	—	—	31.8	36.5	(638)	97% / 3%
Agency MBS	100	—	—	—	—	—	—	31.5	99.1	(656)
Non-agency MBS	—	36	1	1	17	38	7	0.3	0.9	18
CMBS	66	34	—	—	—	—	—	3.3	3.8	(49)	59% / 41%
Corporate bonds	—	—	16	52	32	—	—	3.8	4.4	(30)	93% / 7%
Covered bonds	—	100	—	—	—	—	—	2.0	2.3	5	12% / 88%
Municipal bonds	—	23	70	6	—	—	1	2.7	3.1	54	100% / 0%
Clipper tax-exempt bonds/other	—	14	61	19	6	—	—	1.6	1.8	21	5% / 95%
Total Portfolio	57%	19%	14%	6%	3%	—%	1%	$87.1	100.0%	$(766)	80% / 20%

Book Value	$49.6	$16.3	$12.4	$5.0	$2.8	$0.3	$0.7	$87.1

(1) Portfolio amounts are expressed at book value; book value includes the amortized cost of transferred securities at the time they were transferred.
(2) At June 30, 2018 the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $157 million, after-tax unrealized loss on securities held-to-maturity of $584 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $25 million.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

June 30, 2018			Book Value
(In billions)	Book Value	Average Rating	Gov't/Agency(1)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
United Kingdom	$4.1	AA	$1.2	$1.4	$0.7	$0.4	$0.4	$—
Australia	3.3	AAA	1.5	0.9	—	0.3	0.4	0.2
Canada	2.5	AAA	2.0	—	—	0.2	0.3	—
France	2.2	AA	1.4	—	0.4	0.2	0.2	—
Belgium	1.5	AA	1.3	—	—	—	0.2	—
Italy	1.4	AAA	0.8	0.5	0.1	—	—	—
Japan	1.3	A	1.3	—	—	—	—	—
Spain	1.2	BBB	0.9	0.1	0.2	—	—	—
Netherlands	1.2	AAA	0.4	0.5	—	0.2	0.1	—
Ireland	1.0	A	1.0	—	—	—	—	—
Austria	0.9	AA	0.9	—	—	—	—	—
Germany	0.6	AAA	0.1	—	0.5	—	—	—
Finland	0.6	AA	0.5	—	—	—	0.1	—
Hong Kong	0.4	AA	0.4	—	—	—	—	—
Other	1.0	AA	0.3	—	—	0.4	0.3	—
Total Non-U.S. Investments(2)	$23.2		$14.0	$3.4	$1.9	$1.7	$2.0	$0.2
U.S. Investments	63.9
Total Portfolio	$87.1

(1) Sovereign debt is reflected in the government / agency column.
(2) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
    In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a non-GAAP basis. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges and gains/losses on sales. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period to period, including providing additional insight into our underlying margin and profitability, in addition to financial information prepared and reported in conformity with GAAP.

    Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.

Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	2Q18 vs. 2Q17		2Q18 vs. 1Q18		2Q17	2Q18	YTD 2Q18 vs. YTD 2Q17
Fee Revenue(1):
Total fee revenue, GAAP-basis(3)	$2,198	$2,235	$2,242	$2,230	$2,378	$2,358	5.5%		(0.8)%		$4,433	$4,736	6.8%
Less: Gain on sale	(30)	—	(26)	—	—	—					(30)	—
Total fee revenue, Adjusted-GAAP basis	$2,168	$2,235	$2,216	$2,230	$2,378	$2,358	5.5		(0.8)		$4,403	$4,736	7.6

Total Revenue(1):
Total revenue, GAAP-basis	$2,668	$2,810	$2,846	$2,846	$3,019	$3,026	7.7%		0.2%		$5,478	$6,045	10.4%
Less: Gain on sale	(30)	—	(26)	—	—	—					(30)	—
Total revenue, Adjusted-GAAP basis	$2,638	$2,810	$2,820	$2,846	$3,019	$3,026	7.7		0.2		$5,448	$6,045	11.0

Expenses(1):
Total expenses, GAAP-basis	$2,086	$2,031	$2,021	$2,131	$2,256	$2,159	6.3%		(4.3)%		$4,117	$4,415	7.2%
Less: Acquisition and restructuring costs	(29)	(71)	(33)	(133)	—	—					(100)	—
Less: Repositioning costs	—	—	—	—	—	(77)					—	(77)
Total expenses, Adjusted-GAAP basis	$2,057	$1,960	$1,988	$1,998	$2,256	$2,082	6.2		(7.7)		$4,017	$4,338	8.0

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis(2)	$2,198	$2,235	$2,242	$2,230	$2,378	$2,358	5.50%		(0.84)%		$4,433	$4,736	6.84%
Total expenses, GAAP-basis	2,086	2,031	2,021	2,131	2,256	2,159	6.30		(4.30)		4,117	4,415	7.24
Fee operating leverage, GAAP-basis							(80)	bps	346	bps			(40)	bps

Fee Operating Leverage, Adjusted-GAAP Basis:
Total fee revenue, Adjusted-GAAP basis (as reconciled above)(2)	$2,168	$2,235	$2,216	$2,230	$2,378	$2,358	5.50%		(0.84)%		$4,403	$4,736	7.56%
Total expenses, Adjusted-GAAP basis (as reconciled above)	2,057	1,960	1,988	1,998	2,256	2,082	6.22		(7.71)		4,017	4,338	7.99
Fee operating leverage, Adjusted-GAAP Basis							(72)	bps	687	bps			(43)	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$2,668	$2,810	$2,846	$2,846	$3,019	$3,026	7.69%		0.23%		$5,478	$6,045	10.35%
Total expenses, GAAP-basis	2,086	2,031	2,021	2,131	2,256	2,159	6.30		(4.30)		4,117	4,415	7.24
Operating leverage, GAAP-basis							139	bps	453	bps			311	bps

Operating Leverage, Adjusted-GAAP Basis:
Total revenue, Adjusted-GAAP basis (as reconciled above)	$2,638	$2,810	$2,820	$2,846	$3,019	$3,026	7.69%		0.23%		$5,448	$6,045	10.96%
Total expenses, Adjusted-GAAP basis (as reconciled above)	2,057	1,960	1,988	1,998	2,256	2,082	6.22		(7.71)		4,017	4,338	7.99
Operating leverage, Adjusted-GAAP basis							147	bps	794	bps			297	bps

(1) The impact of acquired operations on total revenue and fee revenue contributed approximately $71 million and $72 million for the first and second quarters of 2017, respectively. The impact of acquired operations on expenses contributed approximately $51 million and $51 million for the first and second quarters of 2017, respectively, excluding merger and integration charges and financing costs.

(2) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation. No other prior periods were revised.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN
   Prior to 1Q18, management presented results on an operating-basis to both: (1) exclude the impact of revenue and expenses outside of State Street’s normal course of business, such as restructuring charges; and (2) present revenue from non-taxable sources, such as interest income from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully-taxable equivalent basis.

   Beginning in 1Q18 State Street presents results only on a GAAP basis, along with certain non-GAAP measures that management believes may be useful to investors.  As management has previously communicated the expected impact of State Street Beacon on pre-tax margin based on historical operating-basis results, pre-tax margin has been provided on that historical operating-basis to allow investors to assess performance with respect to State Street Beacon on a consistent basis.

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except where otherwise noted)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	2Q18 vs. 2Q17		2Q18 vs. 1Q18		2Q17	2Q18	YTD 2Q18 vs. YTD 2Q17
Total revenue, GAAP-basis	$2,668	$2,810	$2,846	$2,846	$3,019	$3,026	7.7%		0.2%		$5,478	$6,045	10.4%
Tax-equivalent adjustment associated with tax advantaged investments	70	89	79	78	66	68	(23.6)		3.0		159	134	(15.7)
Tax-equivalent adjustment associated with tax exempt investments	43	42	42	40	21	18	(57.1)		(14.3)		85	39	(54.1)
Impact of tax legislation	—	—	—	20	—	—	—		—		—	—	—
Total revenue, historical Operating-basis	2,781	2,941	2,967	2,984	3,106	3,112	5.8		0.2		5,722	6,218	8.7
Provision for loan losses	(2)	3	3	(2)	—	2	(33.3)		—		1	2	100.0
Total expenses, GAAP-basis	2,086	2,031	2,021	2,131	2,256	2,159	6.3		(4.3)		4,117	4,415	7.2
Acquisition and restructuring costs	(29)	(71)	(33)	(133)	—	—	(100.0)		—		(100)	—	(100.0)
Total expenses, historical Operating-basis	2,057	1,960	1,988	1,998	2,256	2,159	10.2		(4.3)		4,017	4,415	9.9
Income before taxes, historical Operating-basis	$726	$978	$976	$988	$850	$951	(2.8)		11.9		$1,704	$1,801	5.7
Less: Repositioning charges	—	—	—	—	—	(77)	(100.0)		(100.0)		—	(77)	(100.0)
Income before taxes, historical Operating-basis excluding repositioning charges	$726	$978	$976	$988	$850	$1,028	5.1		20.9		$1,704	$1,878	10.2

Pre-tax margin, historical Operating-basis(1)	26.1%	33.3%	32.9%	33.1%	27.4%	30.6%	(270)	bps	320	bps	29.8%	29.0%	(80)	bps
Pre-tax margin, historical Operating-basis less repositioning charges(2)	26.1	33.3	32.9	33.1	27.4	33.0	(30)		560		29.8	30.2	40

(1) Pre-tax margin, historical Operating-basis is calculated by dividing income before taxes, historical Operating-basis by total revenue, historical Operating-basis
(2) Pre-tax margin, historical Operating-basis less repositioning charges is calculated by dividing income before taxes, historical Operating-basis less repositioning charges by total revenue, historical Operating-basis

(nm) Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis Quarter Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	2Q17	1Q18	2Q18	2Q18 vs. 2Q17	2Q18 vs. 1Q18	2Q18 vs. 2Q17	2Q18 vs. 1Q18	2Q18 vs. 2Q17	2Q18 vs. 1Q18
Fee revenue:
Servicing fees	$1,339	$1,421	$1,381	$18	$(18)	$1,363	$1,399	1.8%	(1.5)%
Management fees	397	472	465	3	(4)	462	469	16.4	(0.6)
Trading services	289	304	315	1	(3)	314	318	8.7	4.6
Securities finance	179	141	154	—	—	154	154	(14.0)	9.2
Processing fees and other(1)	31	40	43	—	—	43	43	38.7	7.5
Total fee revenue	2,235	2,378	2,358	22	(25)	2,336	2,383	4.5	0.2
Net interest income(1)	575	643	659	11	(4)	648	663	12.7	3.1
Gains (losses) related to investment securities, net	—	(2)	9	—	(2)	9	11	—	nm
Total revenue	$2,810	$3,019	$3,026	$33	$(31)	$2,993	$3,057	6.5	1.3

Expenses:
Compensation and employee benefits	$1,071	$1,249	$1,125	$11	$(15)	$1,114	$1,140	4.0	(8.7)
Information systems and communications	283	315	321	1	(1)	320	322	13.1	2.2
Transaction processing services	207	242	246	2	(2)	244	248	17.9	2.5
Occupancy	116	120	124	2	(2)	122	126	5.2	5.0
Acquisition and restructuring costs	71	—	—	—	—	—	—	(100.0)	—
Other	283	330	343	5	(4)	338	347	19.4	5.2
Total expenses	$2,031	$2,256	$2,159	$21	$(24)	$2,138	$2,183	5.3	(3.2)

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2017	2018	YTD 2018 vs. YTD 2017	2018	YTD 2018 vs. YTD 2017
Fee revenue:
Servicing fees	$2,635	$2,802	$68	$2,734	3.8%
Management fees	779	937	14	923	18.5
Trading services	564	619	8	611	8.3
Securities finance	312	295	1	294	(5.8)
Processing fees and other(1)	143	83	2	81	(43.4)
Total fee revenue	4,433	4,736	93	4,643	4.7
Net interest income(1)	1,085	1,302	15	1,287	18.6
Gains (losses) related to investment securities, net	(40)	7	—	7	(117.5)
Total revenue	$5,478	$6,045	$108	$5,937	8.4

Expenses:
Compensation and employee benefits	$2,237	$2,374	$45	$2,329	4.1
Information systems and communications	570	636	5	631	10.7
Transaction processing services	404	488	6	482	19.3
Occupancy	226	244	7	237	4.9
Acquisition and restructuring costs	100	—	—	—	(100.0)
Other	580	673	15	658	13.4
Total expenses	$4,117	$4,415	$78	$4,337	5.3

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation. No other prior periods were revised.

nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The accompanying materials present capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the news release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the accompanying materials similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

The common equity tier 1 risk-based capital, or CET1, tier 1 risk-based capital, total risk-based capital and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. The capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. For the periods below the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with the advanced approaches and standardized approach provisions of Basel III, as the case may be.

The advanced approaches-based ratios (actual and estimated) included in this presentation reflect calculations and determinations with respect to our capital and related matters, based on State Street and external data, quantitative formula, statistical models, historical correlations and assumptions, collectively referred to as “advanced systems,” in effect and used by us for those purposes as of the respective date of each ratio’s first public announcement. Significant components of these advanced systems involve the exercise of judgment by us and our regulators, and these advanced systems may not, individually or collectively, precisely represent or calculate the scenarios, circumstances, outputs or other results for which they are designed or intended. Due to the influence of changes in these advanced systems, whether resulting from changes in data inputs, regulation or regulatory supervision or interpretation, State Street-specific or market activities or experiences or other updates or factors, we expect that our advanced systems and our capital ratios calculated in conformity with the Basel III framework will change and may be volatile over time, and that those latter changes or volatility could be material as calculated and measured from period to period.

The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.

The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q17	2Q17	3Q17	4Q17	1Q18	2Q18
Consolidated total assets		$236,802	$238,274	$235,986	$238,425	$250,286	$248,308
Less:
Goodwill		5,855	5,945	5,997	6,022	6,068	5,973
Other intangible assets		1,710	1,693	1,658	1,613	1,578	1,500
Cash balances held at central banks in excess of required reserves		59,780	56,326	51,965	56,712	62,901	64,640
Adjusted assets		169,457	174,310	176,366	174,078	179,739	176,195
Plus related deferred tax liabilities		649	651	647	479	477	465
Total tangible assets	A	$170,106	$174,961	$177,013	$174,557	$180,216	$176,660
Consolidated total common shareholders' equity		$18,098	$18,872	$19,301	$19,121	$19,203	$19,375
Less:
Goodwill		5,855	5,945	5,997	6,022	6,068	5,973
Other intangible assets		1,710	1,693	1,658	1,613	1,578	1,500
Adjusted equity		10,533	11,234	11,646	11,486	11,557	11,902
Plus related deferred tax liabilities		649	651	647	479	477	465
Total tangible common equity	B	$11,182	$11,885	$12,293	$11,965	$12,034	$12,367
Tangible common equity ratio	B/A	6.6%	6.8%	6.9%	6.9%	6.7%	7.0%

GAAP Basis:
Net income available to common shareholders		$446	$584	$629	$334	$605	$698
Return on tangible common equity		16.0%	17.3%	18.0%	16.7%	20.1%	21.1%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Quarters
	1Q17		2Q17		3Q17		4Q17		1Q18		2Q18
(Dollars in millions)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)
RATIOS:
Common equity tier 1 capital	11.2%	11.5%	12.0%	11.2%	12.6%	11.6%	12.3%	11.9%	12.1%	10.8%	12.4%	11.3%
Tier 1 capital	14.4	14.7	15.1	14.2	15.8	14.5	15.5	15.0	15.4	13.7	15.7	14.3
Total capital	15.4	15.9	16.2	15.2	16.9	15.6	16.5	16.0	16.3	14.6	16.4	15.1
Tier 1 leverage	6.8	6.8	7.0	7.0	7.4	7.4	7.3	7.3	6.9	6.9	7.1	7.1

Supporting Calculations:
Common equity tier 1 capital	$11,319	$11,319	$12,007	$12,007	$12,439	$12,439	$12,204	$12,204	$11,947	$11,947	$12,223	$12,223
Total risk-weighted assets	100,843	98,494	100,265	107,069	98,997	107,580	99,156	102,683	98,512	110,477	98,502	107,740
Common equity tier 1 risk-based capital ratio	11.2%	11.5%	12.0%	11.2%	12.6%	11.6%	12.3%	11.9%	12.1%	10.8%	12.4%	11.3%

Tier 1 capital	$14,475	$14,475	$15,165	$15,165	$15,606	$15,606	$15,382	$15,382	$15,143	$15,143	$15,419	$15,419
Total risk-weighted assets	100,843	98,494	100,265	107,069	98,997	107,580	99,156	102,683	98,512	110,477	98,502	107,740
Tier 1 risk-based capital ratio	14.4%	14.7%	15.1%	14.2%	15.8%	14.5%	15.5%	15.0%	15.4%	13.7%	15.7%	14.3%

Total capital	$15,542	$15,617	$16,243	$16,314	$16,684	$16,758	$16,367	$16,435	$16,104	$16,173	$16,184	$16,257
Total risk-weighted assets	100,843	98,494	100,265	107,069	98,997	107,580	99,156	102,683	98,512	110,477	98,502	107,740
Total risk-based capital ratio	15.4%	15.9%	16.2%	15.2%	16.9%	15.6%	16.5%	16.0%	16.3%	14.6%	16.4%	15.1%

Tier 1 capital	$14,475	$14,475	$15,165	$15,165	$15,606	$15,606	$15,382	$15,382	$15,143	$15,143	$15,419	$15,419
Adjusted quarterly average assets	212,361	212,361	216,940	216,940	211,396	211,396	209,328	209,328	219,580	219,580	216,896	216,896
Tier 1 leverage ratio	6.8%	6.8%	7.0%	7.0%	7.4%	7.4%	7.3%	7.3%	6.9%	6.9%	7.1%	7.1%
(1) CET1, tier 1 capital, total capital, and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
(2) CET1, tier 1 capital, total capital, and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF FULLY PHASED-IN CAPITAL RATIOS

Fully phased-in pro-forma estimates of common equity tier 1 capital include 100% of the accumulated other comprehensive income component of common shareholder’s equity, including accumulated other comprehensive income attributable to available-for-sale securities, cash flow hedges and defined benefit pension plans, as well as 100% of applicable deductions, including but not limited to, intangible assets net of deferred tax liabilities. Fully phased-in pro-forma estimates of tier 1 and total capital both reflect the transition of trust preferred capital securities from tier 1 capital to total capital. For both Basel III advanced and standardized approaches, fully phased-in pro-forma estimates of risk-weighted assets reflect the exclusion of intangible assets, offset by additions related to non-significant equity exposures and deferred tax assets related to temporary differences. All fully phased-in ratios are preliminary estimates, based on our interpretations of the Basel III final rule as of the date each such ratio was first announced publicly and as applied to our businesses and operations as of the date of such ratio.

The following tables reconcile our fully phased-in estimated pro-forma common equity tier 1 capital, tier 1 capital, total capital and tier 1 leverage ratios, calculated in conformity with the Basel III final rule, as of the dates indicated, to those same ratios calculated in conformity with the applicable regulatory requirements as of such dates. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, Tier 1 and Total capital numbers.  As such, beginning with 1Q18, reconciliations of ratios calculated in conformity with applicable regulatory requirements equal fully phased-in ratios and a reconciliation is no longer needed. Reconciliations of prior period ratios continue to be provided to allow for better comparison of trends.

As of December 31, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,204	$(320)	$11,884	$12,204	$(320)	$11,884
Tier 1 capital	15,382	(302)	15,080	15,382	(302)	15,080
Total capital	16,367	(302)	16,065	16,435	(302)	16,133
Risk weighted assets	99,156	(42)	99,114	102,683	(40)	102,643
Adjusted quarterly average assets	209,328	(220)	209,108	209,328	(220)	209,108

Capital ratios:
Common equity tier 1 capital	12.3%		12.0%	11.9%		11.6%
Tier 1 capital	15.5		15.2	15.0		14.7
Total capital	16.5		16.2	16.0		15.7
Tier 1 leverage	7.3		7.2	7.3		7.2

As of September 30, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,439	$(297)	$12,142	$12,439	$(297)	$12,142
Tier 1 capital	15,606	(268)	15,338	15,606	(268)	15,338
Total capital	16,684	(267)	16,417	16,758	(268)	16,490
Risk weighted assets	98,997	(57)	98,940	107,580	(54)	107,526
Adjusted quarterly average assets	211,396	(184)	211,212	211,396	(184)	211,212

Capital ratios:
Common equity tier 1 capital	12.6%		12.3%	11.6%		11.3%
Tier 1 capital	15.8		15.5	14.5		14.3
Total capital	16.9		16.6	15.6		15.3
Tier 1 leverage	7.4		7.3	7.4		7.3

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF FULLY PHASED-IN CAPITAL RATIOS (Continued)
As of June 30, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,007	$(315)	$11,692	$12,007	$(315)	$11,692
Tier 1 capital	15,165	(277)	14,888	15,165	(277)	14,888
Total capital	16,243	(277)	15,966	16,314	(277)	16,037
Risk weighted assets	100,265	66	100,331	107,069	62	107,131
Adjusted quarterly average assets	216,940	(205)	216,735	216,940	(205)	216,735

Capital ratios:
Common equity tier 1 capital	12.0%		11.7%	11.2%		10.9%
Tier 1 capital	15.1		14.8	14.2		13.9
Total capital	16.2		15.9	15.2		15.0
Tier 1 leverage	7.0		6.9	7.0		6.9

As of March 31, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$11,319	$(339)	$10,980	$11,319	$(339)	$10,980
Tier 1 capital	14,475	(299)	14,176	14,475	(299)	14,176
Total capital	15,542	(299)	15,243	15,617	(299)	15,318
Risk weighted assets	100,843	134	100,977	98,494	127	98,621
Adjusted quarterly average assets	212,361	(270)	212,091	212,361	(270)	212,091

Capital ratios:
Common equity tier 1 capital	11.2%		10.9%	11.5%		11.1%
Tier 1 capital	14.4		14.0	14.7		14.4
Total capital	15.4		15.1	15.9		15.5
Tier 1 leverage	6.8		6.7	6.8		6.7

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

        In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, which was implemented as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street was required to include SLR disclosures with its other Basel disclosures.

        Estimated pro forma fully phased-in SLR ratios for the periods below are preliminary estimates by State Street (in each case, fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule), calculated based on our interpretations of the SLR final rule as of October 23, 2017 and as applied to our businesses and operations for the periods below.

     The following tables reconcile our estimated pro forma fully-phased in SLR ratios in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

As of June 30, 2018 (Dollars in millions)			State Street		State Street Bank
			Fully Phased-In SLR		Fully Phased-In SLR
Tier 1 Capital		A	$15,419		$16,795
On-and off-balance sheet leverage exposure			257,354		254,588
Less: regulatory deductions			(7,194)		(6,754)
Total assets for SLR		B	250,160		247,834
Supplementary Leverage Ratio		A/B	6.2%		6.8%

As of March 31, 2018 (Dollars in millions)			State Street		State Street Bank
			Fully Phased-In SLR		Fully Phased-In SLR
Tier 1 Capital		C	$15,146		$16,296
On-and off-balance sheet leverage exposure			259,650		256,593
Less: regulatory deductions			(7,288)		(6,860)
Total assets for SLR		D	252,362		249,733
Supplementary Leverage Ratio		C/D	6.0%		6.5%

As of December 31, 2017 (Dollars in millions)	State Street			State Street Bank
	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,382	E	$15,080	$16,531	$16,240
On-and off-balance sheet leverage exposure	243,958		243,958	240,373	240,373
Less: regulatory deductions	(6,972)		(7,250)	(6,583)	(6,854)
Total assets for SLR	236,986	F	236,708	233,790	233,519
Supplementary Leverage Ratio	6.5%	E/F	6.4%	7.1%	7.0%

As of September 30, 2017 (Dollars in millions)	State Street			State Street Bank
	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,606	G	$15,338	$16,323	$16,067
On-and off-balance sheet leverage exposure	247,527		247,527	244,114	244,114
Less: regulatory deductions	(6,891)		(7,161)	(6,535)	(6,795)
Total assets for SLR	240,636	H	240,366	237,579	237,319
Supplementary Leverage Ratio	6.5%	G/H	6.4%	6.9%	6.8%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS (Continued)

As of June 30, 2017 (Dollars in millions)	State Street			State Street Bank
	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,165	I	$14,888	$16,002	$15,738
On-and off-balance sheet leverage exposure	250,543		250,543	247,156	247,156
Less: regulatory deductions	(6,633)		(6,838)	(6,237)	(6,434)
Total assets for SLR	243,910	J	243,705	240,919	240,722
Supplementary Leverage Ratio	6.2%	I/J	6.1%	6.6%	6.5%

As of March 31, 2017 (Dollars in millions)	State Street			State Street Bank
	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$14,475	K	$14,176	$15,492	$15,206
On-and off-balance sheet leverage exposure	244,964		244,964	241,563	241,563
Less: regulatory deductions	(6,818)		(7,087)	(6,422)	(6,683)
Total assets for SLR	238,146	L	237,877	235,141	234,880
Supplementary Leverage Ratio	6.1%	K/L	6.0%	6.6%	6.5%